UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2020

TRINET GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-36373	95-3359658
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)
One Park Place, Suite 600
Dublin,	CA		94568
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (510) 352-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock par value $0.000025 per share	TNET	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Shawn Guertin and Jacqueline Kosecoff as Directors
On January 14, 2020, the Board of Directors (the “Board”) of TriNet Group, Inc. (the “Company”) approved an increase in the size of the Board from nine to eleven members and appointed each of Shawn Guertin and Jacqueline Kosecoff as a director to fill the vacancies created by the increase, effective January 15, 2020. Mr. Guertin will serve as a Class I Director, which is the class of directors whose term expires at the Company’s 2021 Annual Meeting of Stockholders. Dr. Kosecoff will serve as a Class III Director, which is the class of directors whose term expires at the Company’s 2020 Annual Meeting of Stockholders. The Board has not appointed Mr. Guertin or Ms. Kosecoff to any committees of the Board.

There is no arrangement or understanding between Mr. Guertin or Dr. Kosecoff, on the one hand, and any other persons, on the other hand, pursuant to which Mr. Guertin or Dr. Kosecoff was selected as a director, and the Company is not aware of any related party transactions involving Mr. Guertin or Dr. Kosecoff that are reportable under Item 404(a) of Regulation S-K. The Board determined that Mr. Guertin and Dr. Kosecoff are each independent within the meaning of the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) thereunder, and the listing standards of the New York Stock Exchange.

Mr. Guertin and Dr. Kosecoff will each receive compensation for their service to the Company in accordance with the Company’s existing compensation plan for non-employee directors. Information with respect to the Amended and Restated Non-Employee Director Compensation Policy is set forth in the definitive proxy statement for the Company’s 2019 annual meeting of stockholders, filed with the SEC on March 29, 2019. Mr. Guertin and Dr. Kosecoff are each expected to enter into the Company’s standard form of indemnification agreement.

Copies of the press releases announcing Mr. Guertin's and Dr. Kosecoff’s appointments to the Board are filed as Exhibits 99.1 and 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated January 15, 2020 announcing the appointment of Shawn Guertin to the TriNet Group, Inc. Board of Directors
99.2	Press release dated January 15, 2020 announcing the appointment of Jacqueline Kosecoff to the TriNet Group, Inc. Board of Directors
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated January 15, 2020 announcing the appointment of Shawn Guertin to the TriNet Group, Inc. Board of Directors
99.2	Press release dated January 15, 2020 announcing the appointment of Jacqueline Kosecoff to the TriNet Group, Inc. Board of Directors
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriNet Group, Inc.
Date:	January 15, 2020	By:	/s/ Samantha Wellington
Samantha Wellington
Senior Vice President, Chief Legal Officer and Secretary